UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

At-The-Market Offering Extension

On December 29, 2023, Inpixon (the “Company,” “we,” “us,” and “our”) entered into Amendment No. 2 to Equity Distribution Agreement (“Amendment 2”) with Maxim Group LLC (“Maxim”), amending the Equity Distribution Agreement, dated as of July 22, 2022, between the Company and Maxim (the “Original Agreement”), as amended by Amendment No. 1 to the Original Agreement, dated as of June 13, 2023, between the Company and Maxim (“Amendment 1” and, together with the Original Agreement and Amendment 2, the “Equity Distribution Agreement”), pursuant to which the parties extended the term of the Equity Distribution Agreement until the earliest of (i) December 31, 2024, (ii) the sale of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price equal to the Offering Size (as defined in the Equity Distribution Agreement), and (iii) the termination by either Maxim or the Company upon the provision of 15 days written notice or otherwise pursuant to the terms of the Equity Distribution Agreement.

The foregoing description of Amendment 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 22, 2022, Amendment 1, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 13, 2023, and Amendment 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Liquidating Trust Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on October 23, 2023, the Company entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Grafiti Holding Inc., a British Columbia corporation and subsidiary of the Company (“Grafiti”), pursuant to which the Company was to complete a Reorganization (as defined below) and then distribute to the Company’s stockholders and holders of certain other securities of the Company as of a specified record date (the “Participating Securityholders”) on a pro rata basis all of the outstanding common shares of Grafiti (the “Grafiti Common Shares”) owned by the Company (the “Spin-Off”), subject to certain conditions in the Separation Agreement including the registration of the distribution of the Grafiti Common Shares to the Participating Securityholders pursuant to a registration statement (the “Registration Statement”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”). Following the entry into the Separation Agreement, the Company transferred to Grafiti all of the outstanding shares of Inpixon Ltd., a United Kingdom (the “UK”) limited company that operates the Company’s SAVES line of business in the UK (“Inpixon UK”), such that Inpixon UK has become a wholly-owned subsidiary of Grafiti (the “Reorganization”). In addition, as previously reported in our Current Report on Form 8-K filed with the SEC on December 14, 2023, the board of directors of the Company established December 27, 2023 as the record date (the “Record Date”) for determining the Participating Securityholders entitled to the distribution of the Grafiti Common Shares owned by the Company.

The Spin-Off is part of the Solutions Divestiture, as defined in the Agreement and Plan of Merger, dated as of July 24, 2023, among XTI Aircraft Company (“XTI”), the Company, and Superfly Merger Sub, Inc. (as amended, the “XTI Merger Agreement”), which is a condition to consummating the merger transaction contemplated by the XTI Merger Agreement. As the Company does not expect the Registration Statement to become effective prior to the Outside Date (as defined in the XTI Merger Agreement), to facilitate the Solutions Divestiture, on the Record Date the Company distributed the Grafiti Common Shares owned by it by transferring such Grafiti Common Shares to a newly-created liquidating trust as described below.

On December 27, 2023, the Company entered into a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) by and among the Company, Grafiti and the sole original trustee named therein, who is a current employee of the Company (collectively with any additional trustees duly appointed under the Liquidating Trust Agreement from time to time, the “Trustees”). The Liquidating Trust Agreement provided for the distribution by the Company of its Grafiti Common Shares to a liquidating trust, titled the Grafiti Holding Inc. Liquidating Trust (the “Trust”), which will hold the Grafiti Common Shares for the benefit of the Participating Securityholders until the Registration Statement is declared effective by the SEC. Promptly following the effective time of the Registration Statement, the Trust will deliver the Grafiti Common Shares to the Participating Securityholders, as beneficiaries of the Trust, pro rata in accordance with their ownership of shares or underlying shares of Common Stock as of the Record Date. The Trustees will be empowered to liquidate the Grafiti Common Shares and distribute the proceeds thereof to the Participating Securityholders if the Registration Statement is not declared effective prior to the second anniversary of the date of the Liquidating Trust Agreement.

The Liquidating Trust Agreement provides that the Trust will terminate upon the earlier of (i) a termination required by the applicable laws of the State of Nevada, (ii) the delivery of the Grafiti Common Shares owned by the Company to the Participating Securityholders, or (iii) the expiration of a period of three years from December 27, 2023; provided that the Trust shall not terminate pursuant to foregoing clause (iii) prior to the date the Trustees are permitted to make a final distribution of trust assets in accordance with the Liquidating Trust Agreement.

The Company and Grafiti will indemnify each Trustee and each agent of the Trust and will advance expenses, defend and hold harmless from time to time against any and all losses, claims, costs, expenses and liabilities to which such indemnified parties may be subject by reason of such indemnified party’s performance of its duties pursuant to the discretion, power and authority conferred on such person by the Liquidating Trust Agreement.

The foregoing description of the Liquidating Trust Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Liquidating Trust Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment of XTI Promissory Note

As previously reported in our Current Report on Form 8-K filed with the SEC on July 25, 2023, XTI issued a Senior Secured Promissory Note to the Company, dated July 24, 2023 (the “XTI Note”). On December 30, 2023, the Company and XTI amended the XTI Note to revise the date “December 31, 2023” in the definition of Maturity Date to “January 30, 2024” (the “XTI Note Amendment”).

The foregoing description of the XTI Note Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the XTI Note Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information relating to the entry into the Liquidating Trust Agreement and the transfer of the Grafiti Common Shares to the Trust contained or incorporated in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. With respect to this transaction, the Company has determined that financial statements and pro forma financial information are not required to be filed pursuant to Item 9.01 of Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued 4,478,660 shares of Common Stock (the “July 2022 Note Exchange Common Shares”) to the holder of that certain outstanding promissory note of the Company issued on July 22, 2022 (the “July 2022 Note”), at a price equal to $0.0556 per share, which is the Minimum Price as defined in Nasdaq Listing Rule 5635(d), in connection with the terms and conditions of an Exchange Agreement, dated December 29, 2023, pursuant to which the Company and the holder agreed to (i) partition a new promissory note in the form of the July 2022 Note in the original principal amount of $249,013.52 and then cause the outstanding balance of the July 2022 Note to be reduced by $249,013.52; and (ii) exchange the partitioned note for the delivery of the July 2022 Note Exchange Common Shares.

The Company issued 13,000,000 shares of Common Stock (the “December 2022 Note Exchange Common Shares” and together with the July 2022 Note Exchange Common Shares, the “Exchange Common Shares”) to the holder of that certain outstanding promissory note of the Company issued on December 30, 2022 (the “December 2022 Note”), at a price equal to $0.0556 per share, which is the Minimum Price as defined in Nasdaq Listing Rule 5635(d), in connection with the terms and conditions of an Exchange Agreement, dated December 29, 2023, pursuant to which the Company and the holder agreed to (i) partition a new promissory note in the form of the December 2022 Note in the original principal amount of $722,800 and then cause the outstanding balance of the December 2022 Note to be reduced by $722,800; and (ii) exchange the partitioned note for the delivery of the December 2022 Note Exchange Common Shares.

The offer and sale of the Exchange Common Shares was not registered under the Securities Act, in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Common Shares were issued in exchanges for partitioned notes which are other outstanding securities of the Company; (b) there was no additional consideration of value delivered by the holder in connection with the exchanges; and (c) there were no commissions or other remuneration paid by the Company in connection with the exchanges.

As of January 3, 2024, the Company has 194,298,358 shares of Common Stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to Equity Distribution Agreement, dated as of June 13, 2023, by and between Inpixon and Maxim Group LLC.
10.2	Liquidating Trust Agreement, dated as of December 27, 2023, by and among Inpixon, Grafiti Holding Inc. and the sole original trustee named therein.
10.3	First Amendment to Senior Secured Promissory Note, dated as of December 30, 2023, by and between Inpixon and XTI Aircraft Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: January 3, 2024	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

4